EXHIBIT 99 (b)
 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                      Period Ended
                                                 ---------------------------------------------------
                                                  September 30,     December 31,        September 30,
                                                     2006               2005               2005
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                          (Unaudited)
 ASSETS
 Cash and due from banks                             $ 595,566          $ 684,857         $ 564,987
 Trading securities                                     21,437             18,633            38,032
 Funds sold and resell agreements                       31,765             14,465            49,475
 Securities:
   Available for sale                                4,653,469          4,821,575         4,824,098
   Investment                                          247,510            245,125           243,161
   Mortgage trading securities                         111,753                  -                 -
                                                 --------------    ---------------     -------------
 Total securities                                    5,012,732          5,066,700         5,067,259
 Loans:
   Commercial                                        5,677,576          5,299,935         5,067,690
   Commercial real estate                            2,325,159          1,989,902         1,972,624
   Residential mortgage                              1,250,955          1,169,331         1,166,559
   Residential mortgage held for sale                   49,269             51,666            46,306
   Consumer                                            702,947            629,144           630,389
                                                 --------------    ---------------     -------------
   Total loans                                      10,005,906          9,139,978         8,883,568
 Less reserve for loan losses                         (105,465)          (103,876)         (109,622)
                                                 --------------    ---------------     -------------
   Loans, net of reserve                             9,900,441          9,036,102         8,773,946
 Premises and equipment, net                           178,940            179,627           177,084
 Accrued revenue receivable                            108,685             99,874            88,721
 Intangible assets, net                                258,994            263,022           258,478
 Mortgage servicing rights, net                         65,788             54,097            52,872
 Real estate and other repossessed assets                9,322              8,476             5,069
 Bankers' acceptances                                    8,081             33,001            40,170
 Derivative contracts                                  322,424            452,878           643,703
 Cash surrender value of bank-owned life insurance     209,766              9,279             9,221
 Receivable on unsettled securities trades                 868                  -                 -
 Other assets                                          391,102            406,058           570,584
                                                 --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 17,115,911       $ 16,327,069      $ 16,339,602
                                                 ==============    ===============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,707,066        $ 1,865,948       $ 1,756,695
   Interest-bearing transaction                      5,478,292          5,257,295         4,360,723
   Savings                                             142,637            154,015           155,152
   Time                                              4,328,187          4,098,060         4,126,635
                                                 --------------    ---------------     -------------
 Total deposits                                     11,656,182         11,375,318        10,399,205
 Funds purchased and
   repurchase agreements                             2,339,585          1,337,911         2,173,791
 Other borrowings                                      595,506          1,054,298         1,051,228
 Subordinated debentures                               297,370            295,964           296,401
 Accrued interest, taxes, and expense                   83,411             92,219            70,667
 Bankers' acceptances                                    8,081             33,001            40,170
 Due on unsettled securities trades                          -              8,429            11,198
 Derivative contracts                                  339,284            466,669           661,253
 Other liabilities                                     126,574            124,106           122,147
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  15,445,993         14,787,915        14,826,060
 Shareholders' equity:
   Capital, surplus and retained earnings            1,745,401          1,606,965         1,559,108
   Accumulated other comprehensive income (loss)       (75,483)           (67,811)          (45,566)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,669,918          1,539,154         1,513,542
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 17,115,911       $ 16,327,069      $ 16,339,602
                                                 ==============    ===============     =============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            September 30,       June 30,           March 31,      December 31,       September 30,
                                               2006               2006               2006             2005              2005
                                           --------------    ---------------     -------------   ---------------    --------------
ASSETS
Trading securities                              $ 21,721           $ 23,672          $ 16,722          $ 20,595          $ 14,560
Funds sold and resell agreements                  51,518             32,048            21,181            57,656            44,882
Securities:
  Available for sale                           4,681,094          4,760,257         4,828,324         4,815,296         4,794,958
  Investment                                     238,908            227,810           236,953           244,488           236,837
  Mortgage trading securities                     80,756             68,518            59,160                 -                 -
                                           --------------    ---------------     -------------   ---------------    --------------
Total securities                               5,000,758          5,056,585         5,124,437         5,059,784         5,031,795
Loans:
  Commercial                                   5,568,238          5,355,644         5,217,467         5,222,316         4,926,685
  Commercial real estate                       2,280,681          2,247,779         2,096,885         1,960,507         1,917,996
  Residential mortgage                         1,223,140          1,176,660         1,166,509         1,160,385         1,119,512
  Residential mortgage held for sale              51,647             47,163            45,983            42,756            59,265
  Consumer                                       689,896            645,064           637,863           619,582           612,274
                                           --------------    ---------------     -------------   ---------------    --------------
Total loans                                    9,813,602          9,472,309         9,164,706         9,005,546         8,635,732
Less allowance for loan losses                  (106,474)          (106,048)         (105,135)         (108,998)         (109,840)
                                           --------------    ---------------     -------------   ---------------    --------------
Total loans, net                               9,707,128          9,366,261         9,059,571         8,896,548         8,525,892
                                           --------------    ---------------     -------------   ---------------    --------------
Total earning assets                          14,781,125         14,478,566        14,221,911        14,034,583        13,617,129
Cash and due from banks                          562,802            554,412           584,508           540,776           542,841
Other assets                                   1,487,196          1,531,312         1,463,820         1,627,352         1,427,905
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL ASSETS                                $ 16,831,123       $ 16,564,290      $ 16,270,239      $ 16,202,711      $ 15,587,875
                                           ==============    ===============     =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                     $ 1,453,163        $ 1,474,835       $ 1,485,398       $ 1,530,504       $ 1,424,102
  Interest-bearing transaction                 5,458,280          5,353,413         5,327,004         4,821,627         4,533,912
  Savings                                        146,276            153,200           155,554           154,316           157,772
  Time                                         4,314,672          4,220,204         4,162,952         4,216,625         3,958,948
                                           --------------    ---------------     -------------   ---------------    --------------
Total deposits                                11,372,391         11,201,652        11,130,908        10,723,072        10,074,734
Funds purchased and
  repurchase agreements                        2,138,749          2,118,211         1,731,983         1,812,752         2,067,432
Other borrowings                                 750,247            684,431           882,878         1,049,635         1,047,423
Subordinated debentures                          293,146            292,474           295,792           296,021           297,284
Other liabilities                                657,269            695,418           680,897           814,192           613,667
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES                             15,211,802         14,992,186        14,722,458        14,695,672        14,100,540
Shareholders' equity                           1,619,321          1,572,104         1,547,781         1,507,039         1,487,335
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                    $ 16,831,123       $ 16,564,290      $ 16,270,239      $ 16,202,711      $ 15,587,875
                                           ==============    ===============     =============   ===============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                      Nine Months Ended
                                                 ---------------------------------     -------------------------------
                                                           September 30,                        September 30,
                                                 ---------------------------------     -------------------------------
                                                     2006               2005               2006             2005
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 255,480          $ 199,056         $ 719,505         $ 555,694
 Interest expense                                      131,502             86,228           357,095           222,739
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue                                  123,978            112,828           362,410           332,955
 Provision for credit losses                             5,254              3,976            12,449             7,991
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         118,724            108,852           349,961           324,964

 Other operating revenue
   Brokerage and trading revenue                        10,958             11,366            34,395            33,106
   Transaction card revenue                             19,939             18,526            58,398            53,048
   Trust fees and commissions                           17,101             16,376            52,797            48,651
   Deposit service charges and fees                     26,322             25,619            76,649            73,139
   Mortgage banking revenue                              6,935              9,535            20,919            23,663
   Other revenue                                        11,756              8,896            33,683            24,453
                                                 --------------    ---------------     -------------   ---------------
  Total fees and commissions                            93,011             90,318           276,841           256,060
   Gain (loss) on asset sales                              475                675             1,247             7,584
   Gain (loss) on securities, net                        3,718             (4,744)              (86)           (5,115)
   Gain (loss) on derivatives, net                         379                606              (102)            1,073
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                        97,583             86,855           277,900           259,602

 Other operating expense
   Personnel                                            74,605             66,533           218,206           190,305
   Business promotion                                    4,401              4,494            14,006            12,794
   Professional fees and services                        4,734              3,951            13,010            12,062
   Net occupancy and equipment                          13,222             12,587            39,447            37,331
   Data processing and communications                   16,931             17,492            50,083            48,972
   Printing, postage and supplies                        4,182              3,846            12,088            11,090
   Net (gains) losses and operating expenses
     of repossessed assets                                  34               (387)              307               237
   Amortization of intangible assets                     1,299              1,801             4,028             5,146
   Mortgage banking costs                                2,869              4,268             8,795            11,268
   Change in fair value of mortgage servicing rights     7,921                  -            (2,773)                -
   Recovery for impairment of mortgage servicing rights      -             (4,671)                -            (3,207)
   Other expense                                         8,612              7,120            21,119            19,205
                                                 --------------    ---------------     -------------   ---------------
 Total other operating expense                         138,810            117,034           378,316           345,203

 Income before taxes                                    77,497             78,673           249,545           239,363
 Federal and state income taxes                         24,837             27,846            87,153            86,016
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 52,660           $ 50,827         $ 162,392         $ 153,347
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           66,756,458         66,427,447        66,749,141        63,239,165
    Diluted                                         67,325,428         67,105,539        67,301,406        67,013,525

 Earnings per share:
   Basic                                                $ 0.79             $ 0.77            $ 2.43            $ 2.42
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.78             $ 0.76            $ 2.41            $ 2.29
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                               Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            September 30,       June 30,           March 31,      December 31,       September 30,
                                               2006               2006               2006             2005              2005
                                           --------------    ---------------     -------------   ---------------    --------------
 Capital:
   Period-end shareholders' equity           $ 1,669,918        $ 1,583,010       $ 1,565,435       $ 1,539,154       $ 1,513,542
   Risk-based capital ratios:
     Tier 1                                        9.99%             10.00%            10.16%             9.84%             9.71%
     Total capital                                12.07%             12.14%            12.41%            12.10%            12.04%
   Leverage ratio                                  8.88%              8.74%             8.60%             8.30%             8.01%

 Common stock:
   Book value per share                          $ 24.98            $ 23.68           $ 23.41           $ 23.07           $ 22.75

   Market value per share:
        High                                     $ 53.30            $ 49.60           $ 47.65           $ 48.53           $ 49.30
        Low                                      $ 48.13            $ 46.85           $ 44.40           $ 43.54           $ 45.26

   Cash dividends paid                          $ 10,034           $ 10,024           $ 6,694           $ 6,664           $ 6,656
   Dividend payout ratio                          19.05%             18.23%            12.23%            13.84%            13.10%
   Shares outstanding, net                    66,859,272         66,840,241        66,883,037        66,702,408        66,520,927
   Stock buy-back program:
       Shares repurchased                         71,447            108,322            61,408                 -                 -
       Amount                                $ 3,702,729        $ 5,259,931       $ 2,759,075     $           -       $         -
                                           --------------    ---------------     -------------   ---------------    --------------
       Average price per share                   $ 51.82            $ 48.56           $ 44.93           $     -           $     -
                                           ==============    ===============     =============   ===============    ==============

 Performance ratios:
  Return on average assets                         1.24%              1.33%             1.36%             1.18%             1.29%
  Return on average equity                        12.90%             14.03%            14.35%            12.68%            13.56%
  Net interest margin                              3.38%              3.40%             3.39%             3.34%             3.32%
  Efficiency ratio                                59.81%             58.04%            59.61%            60.32%            59.53%

 Other data:
     Trust assets                           $ 29,732,804       $ 28,746,686      $ 29,091,040      $ 28,464,745      $ 27,598,958
     Mortgage servicing portfolio            $ 4,524,071        $ 4,536,605       $ 4,520,976       $ 4,056,427       $ 4,053,885
     Mortgage loan fundings during the quarter $ 204,264          $ 214,835         $ 168,220         $ 211,426         $ 247,045
     Mortgage loan refinances to total fundings   23.89%             21.71%            27.59%            27.12%            27.19%
     Tax equivalent adjustment                   $ 1,836            $ 1,640           $ 1,522           $ 1,392           $ 1,289

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                                 Quarter Ended
                                              -----------------------------------------------------------------------------------
                                               September 30,      June 30,          March 31,      December 31,     September 30,
                                                  2006              2006              2006             2005            2005
                                              --------------   ---------------    -------------   ---------------  --------------
 Interest revenue                                 $ 255,480         $ 240,440        $ 223,585         $ 214,240       $ 199,056
 Interest expense                                   131,502           119,334          106,259            97,854          86,228
                                              --------------   ---------------    -------------   ---------------  --------------
 Net interest revenue                               123,978           121,106          117,326           116,386         112,828
 Provision for credit losses                          5,254             3,795            3,400             4,450           3,976
                                              --------------   ---------------    -------------   ---------------  --------------
 Net interest revenue after
   provision for credit losses                      118,724           117,311          113,926           111,936         108,852

 Other operating revenue
   Brokerage and trading revenue                     10,958            11,427           12,010            11,116          11,366
   Transaction card revenue                          19,939            19,951           18,508            18,988          18,526
   Trust fees and commissions                        17,101            17,751           17,945            16,536          16,376
   Deposit service charges and fees                  26,322            26,341           23,986            25,222          25,619
   Mortgage banking revenue                           6,935             7,195            6,789             7,018           9,535
   Other revenue                                     11,756            11,239           10,688             9,924           8,896
                                              --------------   ---------------    -------------   ---------------  --------------
  Total fees and commissions                         93,011            93,904           89,926            88,804          90,318
   Gain (loss) on asset sales                           475              (269)           1,041               214             675
   Gain (loss) on securities, net                     3,718            (2,583)          (1,221)           (1,780)         (4,744)
   Gain (loss) on derivatives, net                      379              (172)            (309)              106             606
                                              --------------   ---------------    -------------   ---------------  --------------
   Total other operating revenue                     97,583            90,880           89,437            87,344          86,855

 Other operating expense
   Personnel                                         74,605            72,369           71,232            68,666          66,533
   Business promotion                                 4,401             4,802            4,803             5,170           4,494
   Professional fees and services                     4,734             4,362            3,914             4,534           3,951
   Net occupancy and equipment                       13,222            13,199           13,026            12,864          12,587
   Data processing and communications                16,931            16,157           16,995            18,054          17,492
   Printing, postage and supplies                     4,182             4,001            3,905             3,976           3,846
   Net (gains) losses and operating expense
     of repossessed assets                               34                54              219               335            (387)
   Amortization of intangible assets                  1,299             1,359            1,370             1,797           1,801
   Mortgage banking costs                             2,869             2,839            3,087             3,294           4,268
   Change in fair value of mortgage servicing rights  7,921            (3,613)          (7,081)                -               -
   Recovery for impairment of mortgage servicing rights   -                 -                -              (708)         (4,671)
   Other expense                                      8,612             6,598            5,909             5,921           7,120
                                              --------------   ---------------    -------------   ---------------  --------------
 Total other operating expense                      138,810           122,127          117,379           123,903         117,034

 Income before taxes                                 77,497            86,064           85,984            75,377          78,673
 Federal and state income taxes                      24,837            31,080           31,236            27,219          27,846
                                              --------------   ---------------    -------------   ---------------  --------------

 Net income                                        $ 52,660          $ 54,984         $ 54,748          $ 48,158        $ 50,827
                                              ==============   ===============    =============   ===============  ==============

 Average shares outstanding:
    Basic                                        66,756,458        66,775,117       66,715,396        66,527,093      66,427,447
    Diluted                                      67,325,428        67,317,681       67,260,659        67,146,614      67,105,539

 Earnings per share:
   Basic                                             $ 0.79           $ 0.82            $ 0.82            $ 0.72        $  0.77
   Diluted                                           $ 0.78           $ 0.82            $ 0.81            $ 0.72        $  0.76

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            September 30,       June 30,           March 31,      December 31,       September 30,
                                               2006               2006               2006             2005              2005
                                           --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Commercial                               $ 3,213,532        $ 3,212,851       $ 3,074,406       $ 3,159,683       $ 3,101,209
    Commercial real estate                     1,008,341          1,019,815           936,030           862,700           890,737
    Residential mortgage                         887,632            855,087           847,848           842,757           839,344
    Residential mortgage held for sale            49,269             54,026            40,299            51,666            46,306
    Consumer                                     502,622            479,508           468,920           466,180           472,899
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Oklahoma                         5,661,396          5,621,287         5,367,503         5,382,986         5,350,495

Texas:
    Commercial                                 1,557,361          1,547,274         1,420,860         1,356,611         1,294,606
    Commercial real estate                       639,327            670,969           604,413           569,921           537,576
    Residential mortgage                         212,114            212,987           200,957           199,726           196,593
    Consumer                                      80,836             84,212            87,669            89,017            89,329
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Texas                            2,489,638          2,515,442         2,313,899         2,215,275         2,118,104

New Mexico:
    Commercial                                   387,164            334,984           348,930           383,325           354,087
    Commercial real estate                       219,966            237,020           228,955           232,564           223,236
    Residential mortgage                          76,858             73,281            68,810            65,784            65,203
    Consumer                                      13,899             13,404            13,820            15,137            15,195
                                           --------------    ---------------     -------------   ---------------    --------------
        Total New Mexico                         697,887            658,689           660,515           696,810           657,721

Arkansas:
    Commercial                                    89,849             80,539            74,423            79,719            54,703
    Commercial real estate                        91,158             87,080            80,529            75,483            85,600
    Residential mortgage                          21,923             15,067            13,069            13,044            12,097
    Consumer                                      67,206             51,166            33,548            25,659            20,397
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Arkansas                           270,136            233,852           201,569           193,905           172,797

Colorado:
    Commercial                                   353,657            299,380           267,928           270,108           219,208
    Commercial real estate                       170,081            155,453           134,771           133,537           132,741
    Residential mortgage                          17,656             21,113            20,383            21,918            26,186
    Consumer                                      32,647             31,939            31,487            27,871            26,126
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Colorado                           574,041            507,885           454,569           453,434           404,261

Arizona:
    Commercial                                    76,013             63,019            52,274            50,489            43,877
    Commercial real estate                       196,286            153,870           120,262           115,697           102,734
    Residential mortgage                          34,772             33,913            26,270            26,102            27,136
    Consumer                                       5,737              6,511             5,098             5,280             6,443
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Arizona                            312,808            257,313           203,904           197,568           180,190

                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL BOK FINANCIAL                         $ 10,005,906        $ 9,794,468       $ 9,201,959       $ 9,139,978       $ 8,883,568
                                           ==============    ===============     =============   ===============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                              Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            September 30,       June 30,           March 31,      December 31,       September 30,
                                               2006               2006               2006             2005              2005
                                           --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                                     $ 868,502          $ 908,034         $ 950,582       $ 1,003,284         $ 959,169
    Interest-bearing:
       Transaction                             3,001,774          2,732,312         2,937,228         3,002,610         2,411,175
       Savings                                    83,442             88,218            93,093            85,837            86,220
       Time                                    2,621,522          2,662,770         2,623,352         2,564,337         2,728,224
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     5,706,738          5,483,300         5,653,673         5,652,784         5,225,619
                                           --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                                 6,575,240          6,391,334         6,604,255         6,656,068         6,184,788
                                           --------------    ---------------     -------------   ---------------    --------------

Texas:
    Demand                                       582,014            638,157           551,411           615,732           533,475
    Interest-bearing:
       Transaction                             1,671,993          1,530,491         1,455,856         1,535,570         1,299,279
       Savings                                    25,888             26,370            27,827            27,398            29,620
       Time                                      736,316            717,027           726,530           735,731           633,785
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     2,434,197          2,273,888         2,210,213         2,298,699         1,962,684
                                           --------------    ---------------     -------------   ---------------    --------------
Total Texas                                    3,016,211          2,912,045         2,761,624         2,914,431         2,496,159
                                           --------------    ---------------     -------------   ---------------    --------------

New Mexico:
    Demand                                       144,138            147,307           159,125           129,289           155,517
    Interest-bearing:
       Transaction                               434,521            410,166           408,160           381,099           338,706
       Savings                                    16,804             16,860            17,805            17,839            17,614
       Time                                      481,993            494,426           483,428           453,314           454,561
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                       933,318            921,452           909,393           852,252           810,881
                                           --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                               1,077,456          1,068,759         1,068,518           981,541           966,398
                                           --------------    ---------------     -------------   ---------------    --------------

Arkansas:
    Demand                                        11,914             11,521            11,629            10,429            13,772
    Interest-bearing:
       Transaction                                19,504             20,577            26,675            22,354            23,335
       Savings                                     1,058              1,072             1,051             1,058             1,268
       Time                                       61,966             69,418            73,082            75,034            81,510
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                        82,528             91,067           100,808            98,446           106,113
                                           --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                                    94,442            102,588           112,437           108,875           119,885
                                           --------------    ---------------     -------------   ---------------    --------------

Colorado:
    Demand                                        38,264             45,214            56,419            61,647            51,978
    Interest-bearing:
       Transaction                               275,714            245,504           258,801           258,668           216,718
       Savings                                    13,037             13,786            16,315            17,772            16,568
       Time                                      421,841            379,239           309,068           264,020           221,753
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                       710,592            638,529           584,184           540,460           455,039
                                           --------------    ---------------     -------------   ---------------    --------------
Total Colorado                                   748,856            683,743           640,603           602,107           507,017
                                           --------------    ---------------     -------------   ---------------    --------------

Arizona:
    Demand                                        62,234             73,696            55,421            45,567            42,784
    Interest-bearing:
       Transaction                                74,786             67,841            57,400            56,994            71,510
       Savings                                     2,408              2,702             3,380             4,111             3,862
       Time                                        4,549              4,077             4,608             5,624             6,802
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                        81,743             74,620            65,388            66,729            82,174
                                           --------------    ---------------     -------------   ---------------    --------------
Total Arizona                                    143,977            148,316           120,809           112,296           124,958
                                           --------------    ---------------     -------------   ---------------    --------------

TOTAL BOK FINANCIAL                         $ 11,656,182      $ 11,306,785        $ 11,308,246    $ 11,375,318       $ 10,399,205
                                           ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                     Quarter Ended
                                                    --------------------------------------------------------------------------------
                                                     September 30,     June 30,         March 31,     December 31,     September 30,
                                                        2006             2006             2006            2005            2005
                                                    --------------  ---------------   -------------  ---------------  --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                      4.13%           4.86%            5.07%           4.68%            4.66%
Funds sold and resell agreements                        5.00%           5.09%            4.58%           4.00%            3.41%
Securities:
    Taxable                                             4.63%           4.75%            4.60%           4.44%            4.28%
    Tax-exempt                                          5.43%           5.12%            5.36%           5.05%            4.96%
                                                    --------------  ---------------   -------------  ---------------  --------------
Total securities                                        4.68%           4.77%            4.64%           4.47%            4.31%
Total loans                                             7.99%           7.68%            7.35%           6.98%            6.66%
Less Allowance for loan losses                             -               -                -               -                -
                                                    --------------  ---------------   -------------  ---------------  --------------
Total loans, net                                        8.08%           7.76%            7.44%           7.06%            6.75%
                                                    --------------  ---------------   -------------  ---------------  --------------
Total tax-equivalent yield on earning assets            6.91%           6.71%            6.42%           6.12%            5.83%

COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                          2.88%           2.61%            2.37%           1.98%            1.66%
  Savings                                               0.98%           0.92%            0.86%           0.75%            0.70%
  Time                                                  4.46%           4.26%            4.03%           3.77%            3.53%
                                                    --------------  ---------------   -------------  ---------------  --------------
Total interest-bearing deposits                         3.54%           3.30%            3.06%           2.78%            2.50%
Funds purchased and repurchase agreements               5.11%           4.87%            4.33%           3.92%            3.40%
Other borrowings                                        5.42%           5.09%            4.60%           4.08%            3.60%
Subordinated debt                                       7.05%           6.76%            6.74%           6.28%            5.97%
                                                    --------------  ---------------   -------------  ---------------  --------------
Total cost of interest-bearing liabilities              3.98%           3.73%            3.43%           3.14%            2.84%
                                                    --------------  ---------------   -------------  ---------------  --------------
Tax-equivalent net interest revenue spread              2.93%           2.98%            2.99%           2.98%            2.99%
Effect of noninterest-bearing funding sources and other 0.45%           0.42%            0.40%           0.36%            0.33%
                                                    --------------  ---------------   -------------  ---------------  --------------
Tax-equivalent net interest margin                      3.38%           3.40%            3.39%           3.34%            3.32%
                                                    ==============  ===============   =============  ===============  ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                    Quarter Ended
                                                    -------------------------------------------------------------------------------
                                                     September 30,     June 30,        March 31,     December 31,     September 30,
                                                        2006             2006            2006            2005            2005
                                                    --------------  ---------------  -------------  ---------------  --------------
 Nonperforming assets:
   Nonaccruing loans                                     $ 30,476         $ 30,976       $ 32,229         $ 25,162        $ 37,353
   Renegotiated loans                                       1,064                -              -                -               -
   Real estate and other repossessed assets                 9,322            8,257          8,196            8,476           5,069
                                                    --------------  ---------------  -------------  ---------------  --------------
       Total nonperforming assets                        $ 40,862         $ 39,233       $ 40,425         $ 33,638        $ 42,422
                                                    ==============  ===============  =============  ===============  ==============

 Performing loans 90 days past due                        $ 5,076          $ 9,630        $ 3,919          $ 8,708        $ 10,027

 Gross charge-offs                                        $ 8,099          $ 5,881        $ 4,149          $ 9,579         $ 5,311
 Recoveries                                                 3,803            2,085          2,564            2,164           1,977
                                                    --------------  ---------------  -------------  ---------------  --------------
 Net charge-offs                                          $ 4,296          $ 3,796        $ 1,585          $ 7,415         $ 3,334
                                                    ==============  ===============  =============  ===============  ==============

 Provision for credit losses                              $ 5,254          $ 3,795        $ 3,400          $ 4,450         $ 3,976

 Reserve for loan losses to period end loans (A)            1.06%            1.07%          1.14%            1.14%           1.24%
 Combined reserves for credit losses to period end loans    1.28%            1.30%          1.38%            1.37%           1.44%
 Nonperforming assets to period end loans (A)
     and repossessed assets                                 0.41%            0.40%          0.44%            0.37%           0.48%
 Net charge-offs (annualized) to average loans (A)          0.18%            0.16%          0.07%            0.33%           0.16%
 Reserve for loan losses to nonaccruing loans             346.06%          337.44%        323.13%          412.83%         293.48%
 Combined reserves for credit losses to nonaccruing loans 417.45%          407.62%        391.77%          494.60%         341.11%

 (A) excluding residential mortgage loans held for sale